PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement, dated March 6, 2013
to Prospectuses dated February 14, 2013, and
August 20, 2012 (as supplemented on February 14, 2013)

This Supplement should be read and retained with the Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to amend, as follows, the “Required Minimum Distributions” subsection that appears under the following:

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For February 14, 2013 prospectuses – “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit,” and, where applicable, “Living Benefits – Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” (or, for Annuities issued in New York, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”).

•
For February 14, 2013 supplements to prospectuses dated August 20, 2012 – “II.  New Optional Benefits – Highest Daily Lifetime Income v2.1 Benefit,” and, where applicable, “II.  New Optional Benefits – Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit,” (or, for Annuities issued in New York, “Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit”).

Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70½ and by December 31st for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income.

The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

For purposes of this provision, in relation to any Annuity Year, the “Second Calendar Year” is the calendar year following the calendar year in which the Annuity Year began.

In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:
(1) the remaining Annual Income Amount for that Annuity Year, and

(2) the Second Calendar Year’s remaining RMD amount less the Annual Income Amount.  If the Annual Income Amount is greater than the Second Calendar Year’s remaining RMD amount, then (2) shall be equal to zero, or $0.

Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

If, in any Annuity Year, your RMD amount is not greater than the Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

Please see hypothetical examples below for details.

If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

Example
The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

Assumptions:
RMD Calendar Year
01/01/2013 to 12/31/2013

Annuity Year
06/01/2012 to 05/31/2013

Annual Income Amount and RMD Amount
Annual Income Amount = $5,000
Remaining Annual Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012)
RMD Amount for Calendar Year 2013 = $6,000

The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 – $5,000) = $4,000.

If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2013 (when your Annual Income Amount is reset to $5,000).

If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

SPLSUP2